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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM 8-K/A
                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of Report (Date of earliest event reported) - September 13, 2002


                             CDMI PRODUCTIONS, INC.
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                    (Exact name as specified in its charter)


          New York                       0-15382                13-3341562
-------------------------------      ---------------       ---------------------
(State or other jurisdiction of        (Commission            (IRS Employer
 Incorporation or organization)        File Number)          Identification No.)


   3111 North Kenwood Street, Burbank, California                 91505
 -------------------------------------------------------   --------------------
      (Address of principal executive offices)                  (Zip Code)


                                  (818)525-5218
         -------------------------------------------------------------
              (Registrants' telephone number, including area code)


      Gamogen, Inc., 1930 Village Center Circle 3-83, Summerlin, Nevada 89134
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Explanatory Note:

This Form 8-K/A amends the Current Report on Form 8-K dated September 13, 2002 filed by CDMI Productions, Inc. with the Securities and Exchange Commission to include the financial statements and pro forma financial information required by paragraphs (a) and (b) of Item 7 of Form 8-K with respect to the business combination described in Item 2. Below.




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Item 1.    Changes in control of Registrant.

           On September 13, 2002, the merger and other transactions contemplated by the Third Amended and Restated Agreement and Plan of Merger ("Merger Agreement") by and among Gamogen, Inc., Gamogen Newco, Inc., Southridge Group, LLC ("Southridge"), CDM Interactive, Inc. ("Interactive") and CDMI Productions, Inc. were consummated.

           Pursuant to the Merger Agreement, Gamogen, Inc. (now known as CDMI Productions, Inc., the "Company") issued 1,500,000 shares of common stock to Interactive and 950,000 shares of common stock to Southridge, in each case for a purchase price of $0.10 per share. In addition, as a result of the merger, each of 2,169,689 shares held by Interactive in its wholly-owned subsidiary were converted into one share of Company common stock.

           Prior to the merger, Southridge held 76% of the Company common stock. After the merger, Interactive and Southridge hold 61.16% and 33.35% of the Company common stock, respectively.

           At the Company's meeting of stockholders held on September 13, 2002, Jack Brehm, Marcos M. De Mattos and Daniel F. Eccelston were elected to the Board of Directors of the Company. Mr. Brehm was re-elected as a director and also will serve as the Company's President. The terms of Aaron Grunfeld and Harold Fleischman as directors ended as of that date. As a result of the merger, the Company changed its name to CDMI Productions, Inc. (trading under the new symbol CDMP).

           These transactions pursuant to the Merger Agreement effected a change in control of the Company.

           The summary of the transactions described in this Form 8-K is qualified by reference to the Merger Agreement which is attached as an exhibit hereto and incorporated by reference herein.


Item 2.     Acquisition or Disposition of Assets.

           As a result of the merger, the Company and CDMI Productions combined their businesses. The Company is now in the business of developing and producing motion pictures and may also provide sound stages, production facilities and specialized equipment to the entertainment industry. At the date of the closing, substantially all of the Company's assets consisted of such equipment.

Item 3.    Bankruptcy or Receivership.







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           None.

Item 4.    Changes in Registrant's Certifying Accountant.

           None.


Item 5.    Other Events.

           None.


Item 6.    Resignation of Registrant's Directors.

           At the stockholders meeting held on September 13, 2002, Marcos M. De Mattos and Daniel F. Eccelston were elected, and Jack Brehm was re-elected, to the Board of Directors of the Company; replacing Aaron Grunfeld and Harold Fleischman.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Business Acquired.

           The following financial statements, which are filed as an exhibit to this Form 8-K/A, are incorporated herein by reference.

           Financial statements of CDMI Productions, Inc. (a Delaware Corporation) as of January 31, 2002 and for the period from November 13, 2001 (inception) to January 31, 2002, including the report thereon of Ernst & Young LLP, independent auditors, and as of August 31, 2002 and for the period from February 1, 2002 to August 31, 2002 and cumulative from November 13, 2001 (inception) to August 31, 2002 (unaudited)

         (b)   Pro Forma Financial Information.

           The following pro forma financial information, which are filed as an Exhibit to this Form 8-K/A, are incorporated herein by reference.

           Unaudited pro forma condensed consolidated balance sheet of CDMI Productions, Inc. (a Delaware Corporation) as of August 31, 2002 after giving effect to the business combination with CDMI Productions, Inc - a New York Corporation.

             Unaudited pro forma condensed consolidated statement of operations of CDMI Productions, Inc. (a Delaware Corporation) for the period from February 1, 2002 to August 31, 2002, assuming that the combination with CDMI Productions, Inc. - a Delaware Corporation) took place March 1, 2002 (beginning of that company's fiscal year.






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         The accounting treatment for the combination is the purchase method of accounting using the reverse acquisition method with CDMI Productions, Inc. - a Delaware Corporation as the acquirer for accounting purposes. The future statements of operations of the Company will be the historical results of operations of CDMI Productions, Inc.- a Delaware Corporation.

         (c)     Exhibits.  The following exhibits are being filed herewith.

         Exhibit 2 - Third Amended and Restated Agreement and Plan of Merger dated as of July 19, 2002 among Gamogen, Inc., Gamogen Newco, Inc., CDM Interactive, Inc., CDMI Productions, Inc. and Southridge Group, LLC (incorporated by reference to Exhibit A to the Company's DEF 14C Information Statement filed on August 30, 2002).*

         Exhibit 3(i) - Articles of Incorporation of the Company, as amended on September 16, 2002 filed herewith. *



         Exhibit 99(i) - Consulting Agreement between the Company and Carlos D. De Mattos (incorporated by reference to Exhibit D to the Company's DEF 14C Information Statement filed on August 30, 2002). *

         Exhibit 99(ii) - Form of Noncompetition Agreement between the Company and Carlos D. De Mattos and Marcos M. De Mattos (incorporated by reference to Exhibit E to the Company's DEF 14C Information Statement filed on August 30,
2002). *

         Exhibit 99.1 - Financial statements of CDMI Productions, Inc. (a Delaware Corporation) as of January 31, 2002 and for the period from November 13, 2001 (inception) to January 31, 2002, including the report thereon of Ernst & Young LLP, independent auditors, and as of August 31, 2002 and for the period from February 1, 2002 to August 31, 2002 and cumulative from November 13, 2001 (inception) to August 31, 2002 (unaudited)

           Exhibit 99.2 - Unaudited pro forma condensed consolidated (1) balance sheet of CDMI Productions, Inc. (a Delaware Corporation) as of August 31, 2002 and (2) statement of operations for the seven months then ended, and after giving effect to the business combination with CDMI Productions, Inc - a New York Corporation.


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* Previously filed


Item 8.     Change in Fiscal Year.

         The Company's fiscal year now ends each year on October 31.


Item 9.      Regulation FD Disclosure.









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         None.

SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

CDMI PRODUCTIONS, INC.



By:   /s/ Jack Brehm                                   Dated: November 22,  2002
      --------------------------------------
         Jack Brehm, Chief Executive Officer




























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Exhibit Index

         Exhibit 2 - Third Amended and Restated Agreement and Plan of Merger dated as of July 19, 2002 among Gamogen, Inc., Gamogen Newco, Inc., CDM Interactive, Inc., CDMI Productions, Inc. and Southridge Group, LLC (incorporated by reference to Exhibit A to the Company's DEF 14C Information Statement filed on August 30, 2002). *

         Exhibit 3(i) - Articles of Incorporation of the Company, as amended on September 16, 2002 filed herewith.*

         Exhibit 99(i) - Consulting Agreement between the Company and Carlos D. De Mattos (incorporated by reference to Exhibit D to the Company's DEF 14C Information Statement filed on August 30, 2002). *

         Exhibit 99(ii) - Form of Noncompetition Agreement between the Company and Carlos D. De Mattos and Marcos M. De Mattos (incorporated by reference to Exhibit E to the Company's DEF 14C Information Statement filed on August 30,
2002). *

            Exhibit 99.1 - Financial statements of CDMI Productions, Inc. (a Delaware Corporation) as of January 31, 2002 and for the period from November 13, 2001 (inception) to January 31, 2002, including the report thereon of Ernst & Young LLP, independent auditors and as of August 31, 2002 and for the period from February 1, 2002 to August 31, 2002 and cumulative from November 13, 2001 (inception) to August 31, 2002 (unaudited).

             Exhibit 99.2 - Unaudited pro forma condensed consolidated (1) balance sheet of CDMI Productions, Inc. (a Delaware Corporation) as of August 31, 2002 and (2) statement of operations for the seven months then ended, and after giving effect to the business combination with CDMI Productions, Inc - a New York Corporation.


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* Previously filed.













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